UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2011

Cintas Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.0. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 459-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

Cintas Corporation is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-160926), as amended by Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on May 18, 2011:

1.               Underwriting Agreement, dated as of May 18, 2011, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein;

2.               Form of Officers’ Certificate establishing the terms of the 2.85% Senior Notes due 2016 (including Form of Note);

3.               Form of Officers’ Certificate establishing the terms of the 4.30% Senior Notes due 2021 (including Form of Note);

4.               Opinion of Jones Day;

5.               Opinion of Lionel Sawyer & Collins, Ltd.; and

6.               Opinion of Perkins Coie LLP.

Item 9.01.        Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of May 18, 2011, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein

4.1	Form of Officers’ Certificate establishing the terms of the 2.85% Senior Notes due 2016 (including Form of Note)

4.2	Form of Officers’ Certificate establishing the terms of the 4.30% Senior Notes due 2021 (including Form of Note)

5.1	Opinion of Jones Day

5.2	Opinion of Lionel Sawyer & Collins, Ltd.

5.3	Opinion of Perkins Coie LLP

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Lionel Sawyer & Collins, Ltd. (included in Exhibit 5.2)

23.3	Consent of Perkins Coie LLP (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

	By:	/s/ William C. Gale
		Name:	William C. Gale
		Title:	Senior Vice President and Chief Financial Officer

Dated: May 23, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of May 18, 2011, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein

4.1	Form of Officers’ Certificate establishing the terms of the 2.85% Senior Notes due 2016 (including Form of Note)

4.2	Form of Officers’ Certificate establishing the terms of the 4.30% Senior Notes due 2021 (including Form of Note)

5.1	Opinion of Jones Day

5.2	Opinion of Lionel Sawyer & Collins, Ltd.

5.3	Opinion of Perkins Coie LLP

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Lionel Sawyer & Collins, Ltd. (included in Exhibit 5.2)

23.3	Consent of Perkins Coie LLP (included in Exhibit 5.3)